UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER 811-22684

DAXOR CORPORATION

(Exact name of registrant as specified in charter)

109 Meco Lane

Oak Ridge, TN 37830

(Address of principal executive offices) (Zip code)

Michael Feldschuh

109 Meco Lane

Oak Ridge, TN 37830

(Name and address of agent for service)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: 212-330-8500

DATE OF FISCAL YEAR END: DECEMBER 31

DATE OF REPORTING PERIOD: JANUARY 1, 2021 to JUNE 30, 2021

Daxor Corporation

Financial Statements (Unaudited)

For the Six Months Ended

June 30, 2021

Exhibits

Daxor Corporation

August 30, 2021

Dear Fellow Shareholder:

I have never been more excited about the progress of our company or the prospects for our business in the time ahead. Daxor has been working hard for years as the global leader in blood volume measurement technology to drive sales and adoption of our novel FDA-cleared diagnostic in the healthcare system. The opportunity for our customers is the promise of smart individualized volume care which substantially improves health outcomes for patients and the financial and quality outcomes for hospital systems. The opportunity for our business is to scale into the total serviceable market of more than ten million tests per year in the United States alone through organic growth, partnership and joint ventures. In 2022 Daxor plans on launching its new point-of-care blood volume analysis systems, developed under multiple contracts by the US Department of Defense (US DOD), a significant leap forward in our market-leading technology and the most important product launch in 20 years for the company. Our new systems are planned to be three times faster, simpler, and as announced in March of this year will have an option for a novel fluorescing marker as well as a nuclear tracer for use in new care settings beyond our current systems.

To realize that promise and the enormous market potential for our products requires the company to execute on three key areas of performance: strong commercialization, next-generation product development, and continued clinical outcomes. I am pleased to report that in the first half of 2021 we have made important breakthroughs building on our focus in each of these key areas.

Beginning with financial performance, the Company is pleased to report a 26.5 percent increase in the unaudited revenues of our blood volume diagnostic operating division for the six month period ended June 30, 2021 as compared to the same period in the prior year. Revenue growth was driven by a combination of the sale and leasing of our capital equipment to hospitals and orders for our single-use blood volume diagnostics kits for heart failure management, critical care use, as well as other indications. Additionally revenue accrued from the US DOD orders as well as third-party companies contracting with Daxor to conduct blood volume analysis on their products. As of this date, the Company year-to-date has sold, leased, placed devices for research, or opened new reference lab accounts with eight new clients in addition to focusing on growing business at the existing install base. Many of these new accounts are just beginning to ramp up as they integrate the diagnostic into their treatment protocols.

At June 30, 2021, Daxor had net assets of $14,493,285 or $3.59 per share. For the six month period ended June 30, 2021, Daxor had net dividend income of $120,878, net realized gains on investment activity of $41,822 There was a net change in the unrealized appreciation on investments, options and securities borrowed of $279,396 as markets improved from the beginning of the recovery from the COVID-19 pandemic. There was a net realized loss from the operating division relating to spend on research, development, sales and overhead of $1,546,987 as the Company continues to invest judiciously in research and development for our 2022 product launch, to ramp commercial sales teams, as well as production facilities for our next generation blood volume analyzers.

Accelerating commercialization is a priority for Company management, and in this area Jean Oertel, has been promoted to Senior Vice President of Commercialization in recognition of the strong program to build our sales organization. Jean, a veteran from both Medtronic and Sensionics, has focused on recruiting top talent to the sales and clinical support team. Importantly, Daxor entered into agreements in the first half of this year with two distributors to amplify the reach of our products at hospitals not covered by Daxor’s own reps. Management anticipates that there will be sales force of over 50 composed of Daxor’s territory managers, clinical support team, and third-party distributor reps backed by Daxor’s internal marketing team. The Company has never had a capability of this size before, and the highly-efficient hybrid internal team/distributor model allows us to scale without the capital investment and overhead that such a large sales force would otherwise entail.

Equally important is the progress that Daxor has made in the area of clinical outcomes utilizing our blood volume analyzer systems. In May of this year Management announced a landmark grant from the National Institutes of Health (NIH) awarded to Daxor and investigators at the VA Hospital system for a prospective randomized multi-center blood volume trial for the treatment of heart failure (HF) with Daxor’s systems. This multi-phase study has already begun and will add to the significant evidence of the impact of blood volume guided care in reducing HF readmissions and mortality. Receiving funding funding from the NIH and partnering with the VA system is just one of the many ways that Daxor is advancing its business in a capital-efficient and effective manner, these grants are extremely competitive and Management sees this award as significant validation of its technology and blood volume’s clinical significance.

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The Company also announced in August that a promising research letter on the use of Daxor’s BVA-100 analyzer on six COVID-19 patients at NYU Medical center had been published in the prestigious Journal of Critical Care. Daxor’s prospective multi-center trial has enrolled more than 50% of its goal and results are expected later this year, the research letter showed a strong need for the BVA-100 to help manage COVID-19 optimally, Management looks forward to sharing the results of the multi-center trial when they become available.

Other research published in the first half of 2021 was presented at the Society for Critical Care meeting showing the value of blood volume analysis in transfusion practice. Data in the use of blood volume for measuring the impact of salt and volume adjustment to treat postural orthostatic hypertension (POTS) was published in the Journal of the American College of Cardiology, — syncope and POTS are significant additional growth areas for the Company in the future. Previously announced research trials with Duke University in HF treatment and collaborations with Nuwelis Corporation (ticker: NUWE) are on track after suffering delays related to COVID last year as conditions at hospitals allowed enrollment to continue.

The third area of focus of the company has been the vital research and development of next generation Blood Volume Analyzers (BVA). In March of this year Daxor announced that the US DOD had awarded an additional $750,000 contract for BVA systems for both military and civilian use utilizing a novel patent-pending fluorescent tracer under development by Daxor since 2018. The US DOD and the Center for Advancing Point of Care Technology (funded by NIH ) have awarded the Company an additional four contract awards for Daxor’s next generation blood volume analyzer. The next generation device is designed to be portable, three times faster, simpler, and able to operate in areas where a test requiring a lab to analyze results is just not practical. Daxor was awarded these highly competitive contracts on the basis of its proposals showing not only revolutionary technology but also our ability to successfully develop and commercialize diagnostics in this area where the company has over 40 years of experience as the global leader in Blood Volume analysis technology. The company applied for 6 new patents in 2020 covering aspects of the new system as well as further applications of blood volume measurement and its treatment paradigms. Management anticipates that a similar number of new patents will also be filed in 2021 as R&D accelerates and new technologies are being developed based upon contracts that have been awarded and partnerships with 3rd party technology accelerators have been signed. . The Company has added engineering, scientific, and production personnel to accelerate the development of new products at its highly-cost effective Oak Ridge, Tennessee facility instead of out-sourcing to expensive and slower contract research organizations and anticipates that investment in this area will accelerate this fiscal year as we develop highly-valuable patentable technology to drive growth and partnerships in years to come.

Management anticipates that there will be significant interest and uptake of the new systems based upon preliminary discussions with clinicians helping to develop the technology. Daxor’s next generation devices will also be eligible for Phase III funding awards and acquisition by branches of the military for their deployment to aid in combat casualty care.

The strong trend of healthcare is toward individualized care and cost-effectiveness. Our BVA diagnostic is a non-invasive, inexpensive, and rapid blood test which allows care teams to solve the significant challenge of accurately managing the fluid levels of patients, whether it is in the heart failure clinic or the ICU, and studies published and presented are proving just how exciting the potential for this approach is. Reducing mortality, lowering complications, reducing hospital resource use and length of stay with a non-invasive and 98% accurate test is achievable with our patented technology. Just as exciting is the next-generation of products that are in our development pipeline slated for completion this year which should further enhance the accessibility of our test and open it up to both government as well as civilian hospital systems on an international scale.

Daxor has been reporting as an investment company under the Investment Company Act of 1940 since January 1, 2012. See the Notes to the Financial Statements of Form N-CSR for further information on Daxor’s strategies and goals regarding its investments in publicly traded securities, to help fund its diagnostic operations. Because of its significant holding of publicly traded securities, the SEC currently classifies Daxor as a closed-end investment management company with a fully-owned medical operating division; however, the primary focus of management is on our operational objectives. Daxor anticipates that as the value of the operating company continues to increase as a percentage of assets owned, it will be eligible to file under its previous designation as an operating company and report as an operating company, and will take steps to accomplish this result.

Any shareholder who is interested in learning more about our medical instrumentation and biotechnology operations should visit our website at www.daxor.com or contact our investor relations representative Bret Shapiro of CORE IR at 516-222-2560 for more detailed information. We periodically issue press releases regarding research reports and placements of the BVA-100 Blood Volume Analyzer in hospitals.

Go Paperless with E-Delivery

In order to sign up for electronic delivery of shareholder reports and prospectuses, please send an email to info@daxor.com. If you do not hold your account directly with Daxor, please contact the firm that holds your account about electronic delivery.

Cordially Yours,

Michael Feldschuh

CEO and President

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Item 1. Schedule of Investments

Daxor Corporation

Schedule of Investments

June 30, 2021 (Unaudited)

	Shares	Fair Value
Common Stock - (United States) - 46.47%
Industrials – 0.01%
Wabtec	13	$1,070

Materials - 0.82%
Enbridge Inc.	2,952	118,198

Utilities - 45.64%
Electric Utilities – 45.18%
American Electric Power Co. Inc.	3,500	296,065
Avangrid, Inc.	7,000	360,010
Avista Corporation	6,000	256,020
CenterPoint Energy, Inc.	1,000	24,520
Centrus Energy Corp.	1	25
CMS Energy Corporation	6,500	384,020
DTE Energy Company	10,500	1,360,800
Edison International	4,000	231,280
Entergy Corporation	5,000	498,500
Evergy Inc.	7,297	440,958
Eversource Energy	4,000	320,960
Exelon Corporation	3,600	159,516
FirstEnergy Corp.	13,800	513,498
National Grid plc	5,207	332,936
NiSource, Inc.	19,000	465,500
Pinnacle West Capital Corporation	3,000	245,910
PNM Resources, Inc.	10,800	526,716
Xcel Energy, Inc.	2,000	131,760
		6,548,994

Natural Gas Utilities - 0.46%
Southwest Gas Holdings, Inc.	1,000	66,190
Total Utilities		6,615,184
Total Common Stock (Cost $1,806,895) - 46.47%		$6,734,452

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Schedule of Investments (Continued)

June 30, 2021 (Unaudited)

	Shares	Fair Value
Preferred Stock - (United States) - 2.93%

Banking – 2.93%
Bank of America Corp 7.250% Series L	300	$424,800

Total Preferred Stock (Cost $193,985) - 2.93%		$424,800

Total Investments in Securities (Cost $2,000,880) - 49.40%		$7,159,252

Investment in Operating Division (Cost $3,118,857) - (United States) - 60.72% (1)		$8,800,000

Dividends receivable – 0.14%		$20,824

Receivable from broker – Restricted Cash – 4.34%		$628,657

Other Assets - 0.30%		$44,259

Total Assets - 114.90%		$16,652,992
Total Liabilities - (14.90%)		$(2,159,707)
Net Assets - 100%		$14,493,285

(1)	The Fair Value of the Operating Division was determined by using significant unobservable inputs.

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Schedule of Investments (Continued)

June 30, 2021 (Unaudited)

At June 30, 2021, the net unrealized appreciation on investment in securities, options and securities borrowed of $5,158,371 was composed of the following:

Aggregate gross unrealized appreciation for which there was an excess of value over cost	$5,163,558
Aggregate gross unrealized depreciation for which there was an excess of cost over value	(5,187)
Net unrealized appreciation	$5,158,371

At June 30, 2021, the net unrealized appreciation on investment in operating division was composed of the following:

Net unrealized appreciation on investment in operating division	$5,681,143

Portfolio Analysis*

June 30, 2021 (Unaudited)

Percentage
of Net Assets
Common Stock (United States)
Industrials	0.01%
Materials	0.82%
Electric Utilities	45.18%
Natural Gas Utilities	0.46%
Total Common Stock	46.47%

Preferred Stock (United States)
Banking	2.93%

Total Investments in Securities	49.40%

*	The Portfolio analysis table does not include exposure to derivatives.

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Summary of Short Positions and Liabilities

June 30, 2021 (Unaudited)

Name of Issuer	Number of Shares in Short Position at 6/30/2021	Fair Value
Securities Sold Short (United States) (4.36)%
Utilities Sector SPDR Fund ETF	(10,000)	$(632,300)
Total Securities sold short (proceeds $561,881)		$(632,300)

Restricted cash – 4.34%		$628,657

Name of Issuer	Number of Contracts	Strike Price	Expiration Date	Fair Value

PUT Options (United States) (0.08)%
PUT Utilities Sector due 7/16/21	(100)	$64	7/16/2021	$(11,700)
Total PUT Options (proceeds $7,795)				(11,700)

Margin loans payable - (10.46)%				(1,515,707)

Total Liabilities - (14.90)%				$(2,159,707)

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Statement of Assets and Liabilities

June 30, 2021 (Unaudited)

Assets:
Investments in securities, at fair value (cost of $2,000,880)	$7,159,252
Investment in operating division, at fair value (cost of $3,118,857)	8,800,000
Receivables from broker:
Restricted cash	628,657
Dividends receivable	20,824
Tax credits receivable, prepaid taxes and other assets	44,259
Total Assets	16,652,992

Liabilities:
Margin loans payable	1,515,707
Securities sold short, at fair value (proceeds $561,881)	632,300
PUT options at fair value (proceeds $7,795)	11,700
Total Liabilities	2,159,707

Net Assets	$14,493,285

Net Asset Value, (10,000,000 shares authorized, 5,316,530 issued and 4,033,877 shares outstanding of $0.01 par value capital stock outstanding)	$3.59
Net Assets consist of:
Capital paid in	$11,804,921
Total distributable earnings	13,311,367
Treasury Stock	(10,623,003)
Net Assets	$14,493,285

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Statement of Operations

For the Six Months Ended June 30, 2021 (Unaudited)

Investment Income:
Dividend income (net of foreign withholding taxes of $1,150)	$120,878
Other income	4,774
Total Investment Income	125,652

Expenses:
Investment administrative charges	401,635
Dividend expense	9,551
Professional fees	18,100
Transfer agent fees	11,950
Interest expense	4,813
Other taxes	2,500
Total Expenses	448,549

Net Investment(Loss)	(322,897)

Realized and Unrealized Gain (Loss) on Investments and Other items:
Net realized (loss) from investments in securities and securities sold short	(1,200)
Net realized gain from options	43,022
Net change in unrealized appreciation on investments, options and securities borrowed	279,396
Realized loss on investment in operating division	(1,546,987)
Net Realized and Unrealized Loss on Investments and Investment in Operating Division	(1,225,769)

Income tax (benefit)	0

Net (Decrease) in Net Assets Resulting From Operations	$(1,548,666)

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Statement of Changes in Net Assets

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Decrease in Net Assets Resulting from Operations

Net investment loss	$(322,897)	$(478,334)
Net realized (loss) from investments in securities and securities sold short	(1,200)	(1,140,264)
Net realized gain from options	43,022	778,881
Net change in unrealized appreciation on investments, options and securities borrowed	279,396	(1,581,557)
Net change in unrealized appreciation on operating division	-	3,400,000
Realized loss on investment in operating division	(1,546,987)	(2,709,397)
Income tax benefit	-	25,280
Net Decrease in Net Assets Resulting From Operations	(1,548,666)	(1,705,391)

Capital Share Transactions:
Proceeds from treasury stock sold	-	4,036,106
Proceeds from the exercise of stock options	-	201,195
Increase in net assets resulting from stock-based compensation	366,765	377,607

Net Increase in Net Assets Resulting From Capital Share Transactions	366,765	4,614,908

Total Net (Decrease) Increase in Net Assets	(1,181,901)	2,909,517

Net Assets:

Beginning of Period	15,675,186	12,765,669

End of Period (including undistributed net investment income of $6,515,252 in 2021 and $6,380,024 in 2020 included in net assets)	$14,493,285	$15,675,186

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Statement of Cash Flows

For the Six Months Ended June 30, 2021 (Unaudited)

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(1,548,666)
Adjustment to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Net realized loss from investments in securities and securities sold short	1,200
Net realized gain from options	(43,022)
Net change in unrealized appreciation on investments, options and securities borrowed	(279,396)
Investment in/advances to operating division	(1,546,987)
Realized loss on operating division	1,546,987
Proceeds from sales of securities	35
Proceeds from securities borrowed at fair value	87,121
Payments to cover securities borrowed at fair value	(36,305)
Stock based compensation expense	366,765
Changes in operating assets and liabilities:
Decrease in dividends receivable	8,473
Decrease in tax credit receivable, prepaid taxes and other assets	189,634
Decrease in accounts payable and accrued expenses	(80,000)
Net cash used in operating activities	(1,334,161)

Cash flows from financing activities:
Proceeds from margin loan payable	1,674,276
Repayment of margin loan payable	(329,258)

Net cash provided by financing activities	3,065,440

Net change in cash and restricted cash	$10,857
Cash and restricted cash at beginning of year	617,800
Cash and restricted cash at end of year	$628,657

Supplemental Disclosures of Cash Flow Information:

Cash paid during the year for:

Income Taxes	$2,500

Interest on margin loan payable	$4,813

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Financial Highlights

The table below sets forth financial data for weighted average shares of stock outstanding for each year and for one share of capital stock outstanding throughout the years presented. The total investment return does not reflect sales load.

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
Net Asset Value Per Share, Beginning of Year	$3.89	$3.41

Income (loss) from operations:
Net investment (loss) income	(0.08)	(0.08)
Net realized and unrealized (loss)gain from investments, options and securities borrowed	0.08	(0.32)
Net realized and unrealized gain (loss) from operating division	(0.38)	0.11
Other	0.0	0.01
Total loss from Operations	(0.38)	(0.28)

Capital share transactions:
Proceeds from sale of treasury stock and exercise of stock options	0.00	0.70
Increase in net assets from stock based compensation	0.08	0.06

(Decrease) Increase in Net Asset Value Per Share	(0.30)	0.48

Net Asset Value Per Share, End of Year	$3.59	$3.89

Market Price Per Share of Common Stock, Beginning of Year	$12.50	$9.40
Market Price Per Share of Common Stock, End of Year	$10.60	$12.50
Change in Price Per Share of Common Stock	$(1.90)	$3.10

Total Investment Return	(15.20)%	32.98%

Weighted Average Shares Outstanding	4,033,877	3,935,902

Ratios/Supplemental Data

Net assets, End of Period (in 000’s)	$14,493	$15,675

Ratio of total expenses to average net assets	2.98%	5.79%

Ratio of net investment (loss) income after income taxes to average net assets	(2.16)%	(3.53)%

Portfolio turnover rate	0%	12.54%

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Financial Highlights (continued)

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017

Net Asset Value Per Share, Beginning of Year	$3.49	$3.68	$4.04

Income (loss) from operations:
Net investment (loss) income	(0.03)	0.00	0.07
Net realized and unrealized gain from investments, options and securities borrowed	0.59	0.03	0.23
Net realized and unrealized loss from operating division	(0.69)	(0.36)	(0.62)
Income tax (expense) benefit	0.00	0.09	-
Other	0.01	0.05	(0.01)
Total income (loss) from Investment Operations	(0.13)	(0.19)	(0.33)
Capital share transactions:

Increase in net assets from stock based compensation	0.05	(0.00)	(0.03)
Distributions to shareholders from net investment income	0.00	0.00	(.03)

Decrease in Net Asset Value Per Share	(0.08)	(0.19)	(0.36)

Net Asset Value Per Share, End of Year	$3.41	$3.49	$3.68

Market Price Per Share of Common Stock, Beginning of Year	$8.20	$4.57	$8.24
Market Price Per Share of Common Stock, End of Year	9.40	8.20	4.57
Change in Price Per Share of Common Stock	$1.20	$3.63	$(3.67)

Total Investment Return	14.63%	79.43%	(44.54)%

Weighted Average Shares Outstanding	3,746,858	3,741,954	3,767,476

Ratios/Supplemental Data

Net assets, End of Year (in 000’s)	$12,766	$13,062	$13,758
Ratio of total expenses to average net assets	4.26%	3.14%	1.90%
Ratio of net investment (loss) income after income taxes to average net assets	(1.12)%	2.55%	1.72%
Portfolio turnover rate	0.00%	0.52%	3.63%

The accompanying notes are an integral part of these financial statements.

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Daxor Corporation

Notes to Financial Statements

June 30, 2021

1. Organization and Investment Objective

Daxor Corporation (the “Company”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The Company qualifies as a “controlled company” under NYSE American LLC rules, as the estate of Joseph Feldschuh, M.D. controls more than 50% of the Company’s voting power, as evidenced by the Company’s ownership records. The estate owns 63.2% of the outstanding shares. As a result, the estate has the ability to control the outcome on any matter requiring the approval of shareholders of the Company.

The Company’s investment goals, objectives and principal strategies are as follows:

A.	The Company’s investment goals and objectives are capital preservation, maintaining returns on capital with a high degree of safety and generating income from dividends and option sales to help offset operating losses from the Company’s Operating Division.

B.	In order to achieve these goals, the Company maintains a diversified securities portfolio comprised primarily of electric utility company common and preferred stocks. The Company also sells covered calls on portions of its portfolio and also sells puts on stocks it is willing to own. It also sells uncovered calls and may have net short positions in common stock up to 15% of the value of the portfolio. The net short position is the total fair market value of the Company’s short positions reduced by the amount due to the Company from the Broker. If the amount due from the Broker is more than the fair market value of the short positions, the Company will have a net receivable from the Broker. The Company’s investment policy is to maintain a minimum of 80% of its portfolio in equity securities of utility companies. The Board of Directors has authorized this minimum to be temporarily lowered to 70% when Company management deems it to be necessary. Investments in utilities are primarily in electric companies. Investments in non-utility stocks will generally not exceed 20% of the value of the portfolio.

2. Significant Accounting Policies

Basis of Presentation and Use of Estimates

The Company is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements.

Valuation of Investments

The Company carries its investments in securities at fair value and utilizes various methods to measure the fair value of its investments on a recurring basis. Fair value is an estimate of the exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants (i.e., the exit price at the measurement date). Fair value measurements are not adjusted for transaction costs. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1- Unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for an asset or liability, to the extent relevant observable inputs are not available; representing the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

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Daxor Corporation

Notes to Financial Statements

June 30, 2021 (Unaudited)

2. Significant Accounting Policies - (continued)

Valuations of Investments (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments in securities, securities borrowed and put and call options that are freely traded and are listed on a national securities exchange are valued at the last reported sales price on the last business day of the year; securities traded on the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices.

The Company establishes valuation processes and procedures to ensure that the valuation techniques for investments that are categorized within Level 3 of the fair value hierarchy are fair, consistent, and verifiable. At December 31, 2020, Level 3 investments consist solely of the Company’s investment in its wholly owned Operating Division at fair value. The Company’s Audit Committee oversees the valuation process of the Company’s Level 3 investments. The Audit Committee is comprised of members of the Company’s Board of Directors and is responsible for the valuation processes and procedures and evaluating the overall fairness and consistent application of the valuation policies. For this valuation process the Audit Committee meets semi-annually or as needed, and in conjunction with reports from an independent valuation company determines the valuations of the Company’s Level 3 investments. Valuations determined by the Audit Committee are required to be supported by the independent valuation company whose reports may include information such as market data, third-party pricing sources; industry accepted pricing models, counterparty prices, or other appropriate methods. On an annual basis, the Company engages the services of an independent valuation company to perform an independent review of the valuation of the Company’s investment in its wholly owned Operating Division, and may adjust its valuations based on the recommendations from the valuation firm.

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Daxor Corporation

Notes to Financial Statements

June 30, 2021 (Unaudited)

2. Significant Accounting Policies - (continued)

Valuation of Derivative Instruments

The Company accounts for derivative instruments under FASB ASC 815, “Derivatives and Hedging,” which establishes accounting and reporting standards requiring that derivative instruments be recorded in the statement of assets and liabilities at fair value. The changes in the fair values of derivatives are included in the statements of operations as a component of net realized and unrealized loss from investments.

Investment Transactions and Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments are calculated on the basis of identifying the specific securities delivered. Dividend income and expense are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Expenses are recorded on an accrual basis.

Distributions

Net investment income and net realized gains are accumulated within the Company and used to pay expenses, to make additional investments or held in cash as a reserve and at the discretion of the Company, to pay dividends to shareholders.

Revenue Recognition

Effective January 1, 2018, the Company adopted ASC Topic 606, Revenue from Contracts with Customers (“ASC” topic 606). The new revenue recognition guidance requires that an entity recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The guidance requires an entity to follow a five step model to (a) identify the contract(s) with a customer, (b) identify the performance obligations in the contract, (c) determine the transaction price, (d) allocate the transaction price to the performance obligations in the contract, and (e) recognize revenue when the entity satisfies a performance obligation.

The Company recognizes revenues in the Operating Division from product sales when a product is shipped and recognizes revenue from service contracts as the revenues are earned over the life of service contract and performance obligations are met.

Income Taxes

The Company accounts for income taxes under the provisions of FASB ASC 740, “Income Taxes.” This pronouncement requires recognition of deferred tax assets and liabilities for the estimated future tax consequences of events attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which the differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of changes in tax rates is recognized in the statement of operations in the period in which the enactment rate changes. Deferred tax assets and liabilities are reduced through the establishment of a valuation allowance at such time as, based on available evidence, it is more likely than not that the deferred tax assets will not be realized.

The Company accounts for uncertainties in income taxes under the provisions of FASB ASC 740-10-05, “Accounting for Uncertainties in Income Taxes”. The ASC clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements. The ASC prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The ASC provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

15

Daxor Corporation

Notes to Financial Statements

June 30, 2020 Unaudited)

2. Significant Accounting Policies - (continued)

Treasury Stock

Treasury stock is recorded under the cost method and shown as a reduction of net assets.

3. Fair Value Measurements of Investments, Financial Instruments and Related Risks

The following tables summarize the inputs used as of June 30, 2021 for the Company’s assets and liabilities measured at fair value on a recurring basis at June 30, 2021, categorized by the above mentioned fair value hierarchy and also by denomination:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$6,734,452	$-	$-	$6,734,452
Preferred Stocks	424,800	-	-	424,800
Investment in Operating Division	-	-	8,800,000	8,800,000
Total	$7,159,252	$-	$8,800,000	$15,959,252

Liabilities	Level 1	Level 2	Level 3	Total
Securities sold short, at fair value	$632,300	-	-	$632,300
Put Options	11,700	-	-	$11,700
Total	$644,000	$-	$-	$644,000

The Company purchases equity securities in the form of common and preferred stocks, primarily in the utility sector which historically have a high degree of safety and pays dividends. The common and preferred stocks are recorded at fair value at the unadjusted closing quoted price on active securities markets.

Purchased call and put options: When the Company purchases an option; an amount equal to the premium paid by the Company is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Company realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

Written call and put options: When the Company writes (sells) an option, an amount equal to the premium received by the Company is recorded as an obligation on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the written option. If the written option expires, the Company realizes a gain equal to the amount of premium received. When an instrument is purchased or sold through the exercise of an option, the related premium received is adjusted to the basis of the instrument acquired or the instrument sold. The risk associated with writing options is based on the difference between the strike price of the option and current market price of the underlying security less premium received. See Note 7 for further discussion of Investment and Market Risk Factors and risks of written call and put options.

Securities sold short: The Company may sell securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. The value of the open short position is recorded as a liability, and the Company records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position. The Company records a realized gain or loss when a short position is closed out. By entering into short sales, the Company bears the market risk of increases in the value of the security sold short in excess of the proceeds received. Possible losses from short sales differ from losses that could be incurred from purchases of securities because losses from short sales may be unlimited whereas losses from purchases cannot exceed the total amount invested. See Note 1 regarding the Company’s investment goals and its use of covered positions and Note 7 for further discussion of Investment and Market Risk Factors.

During the six months ended June 30, 2021, the Company realized proceeds of $35 from the sale of investment securities.

All transfers are recognized by the Company at the end of each reporting period. Transfers between Levels 2 and 3 (if any) generally relate to whether significant unobservable inputs are used for the fair value measurements. See Note 2 – Significant Accounting Policies for additional information related to the fair value hierarchy and valuation techniques and inputs. During the six month period ended June 30, 2021 there were no transfers between Levels.

16

Daxor Corporation

Notes to Financial Statements

June 30, 2021 (Unaudited)

3. Fair Value Measurements of Investments, Financial Instruments and Related Risks (continued)

The following table is a reconciliation of the beginning and ending balances for the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (level 3) during the six months ended June 30, 2021:

Balance at
June 30, 2021
Balance, December 31, 2020	$8,800,000
Net change in unrealized appreciation on operating division	-
Investment in/advances to operating division	1,546,987
Realized loss on investment in operating division	(1,546,987)
Balance, June 30, 2021	$8,800,000

The Company’s Level 3 asset consists of its investment in its wholly owned Operating Division at fair value and requires significant judgment due to the absence of quoted market prices, inherent lack of liquidity, heavy reliance on Level 3 inputs, and the long-term nature of such investments. Since its inception, the Operating Division has not generated significant revenue and has incurred substantial operating losses. Due to these substantial losses, the Operating Division has been completely dependent on funding from the Company to sustain its operations. Investment in Operating Division is primarily located in Oak Ridge, Tennessee and was initially valued at transaction value for identified assets (property and equipment, land, buildings and laboratory equipment), less accumulated depreciation adjusted for investment in/advances to operating division, business operations and activity and realized losses. Based on Company initiatives started in 2016 and through 2020, related to potential partnerships, joint ventures, product development, marketing and other operations of the Operating Division, the Company hired an independent valuation company to perform a valuation of the Operating Division. The Company updated the initial 2016 valuation and subsequent valuations at December 31, 2017 through December 31, 2020, using the Income Approach and Market Approaches as defined in SFAS 157 (ASC 820). Based on the valuation approaches, the valuation ranges were $7,800,000 to $9,800,000 for the Income Approach at December 31, 2020. In determining the Income Approach value range, the Gordon Growth Model valuation technique was used with a discount rate of 24.0 % and long-term growth rate of 3.0%. Significant increases (decreases) in these unobservable inputs in isolation could result in significant changes in fair value measurements. The Income Approach was weighted 95% given the current financial performance and expectations as to longer-term revenue growth and profitability and a 5% weight to two (2) arm’s length Daxor share sales transactions which raised $4.0 million, resulting in a midpoint of value range of $8,800,000. Management has reviewed and assessed this valuation and concluded the valuation remains reasonable.

4. Derivative Instruments

The Company may write call and put options in order to generate additional investment income as part of its investment strategy. In the opinion of management, the use of financial derivative instruments in its investment program is appropriate and customary for the investment strategies employed reducing certain investment risks.

17

Daxor Corporation

Notes to Financial Statements

June 30, 2021 (Unaudited)

4. Derivative Instruments - (continued)

The following table summarizes the Company’s activity in call and put options for the period ended June 30, 2021.

Total Proceeds Received on open positions at 01/01/21	Sale of Options from 01/01/21-06/30/21	Expirations, Purchases and Assignments of Options from 01/01/21-06/30/21	Proceeds Received on open positions at 06/30/21	Market Value at 06/30/21	Unrealized (Loss) at 06/30/21
$-	$87,121	$79,326	$7,795	$11,700	$(3,905)

For the period ended June 30, 2020, the Company recorded a realized net gain of $43,022 on call and put options.

5. Income Taxes (Benefit)

The net income tax expense (benefit) for the period ended June 30, 2021 is comprised of the following:

Current Income Tax Expense (Benefit):
Federal	$-
State and local	-
Total current income tax expense (benefit)	-
Deferred Tax Expense:
Federal	$-
State and local	-
Total deferred tax expense	-
Net income tax (benefit)	$-

The Company has a net operating loss carry forward of approximately $23,217,028 at June 30, 2021. Approximately $16,744,764 of these losses relates to years prior to 2018 and will begin to expire in 2033. Approximately $6,472,264 of these losses relates to the years 2018 through 2020, and will not expire, but are subject to limitations on usage.

The following table sets forth the net operating loss carry forwards by state and local jurisdiction at June 30, 2021:

New York State	$7,991,244
New York City	$8,224,127
California	$1,126,042
Tennessee	$6,479,412
South Carolina	$9,853,131

For tax years beginning after December 31, 2017, the Alternative Minimum Tax (“ATM”) on corporations was repealed. Credits could be utilized to offset regular tax liability for years 2018 through 2021 and were to be fully refundable by 2021. In 2020 the C.A.R.E.S. Act was passed by the United States Congress and signed into law which accelerated the utilization and the credit available became fully refundable by 2020. As a result, the Company recorded $353,986 as income tax receivable, and benefit of the same amount in 2018 of which $189,633 was refunded in 2019. The remaining balance of $189,633 was eligible to be refunded 2020. The Company received the remaining balance of $189,633 in early 2021.

At June 30, 2021, the Company had no material unrecognized tax benefits and no adjustments to liabilities or operations were required. The Company does not expect that its unrecognized tax benefits will materially increase within the next twelve months. The Company recognizes interest and penalties related to uncertain tax positions in investment administrative expenses. As of June 30, 2021, the Company has not recorded any provisions for accrued interest and penalties related to uncertain tax positions.

18

Daxor Corporation

Notes to Financial Statements

June 30, 2021 (Unaudited)

5. Income Taxes (Benefit) - (continued)

In certain cases, the Company’s uncertain tax positions are related to tax years that remain subject to examination by the relevant tax authorities. The Company files federal, state and local income tax returns in jurisdictions with varying statutes of limitations. The 2016 through 2018 tax years generally remain subject to examination by federal, state and local tax authorities.

Under Internal revenue code section 542, a company is defined as a Personal Holding Company (“PHC”) if it meets both an ownership test and an income test. The ownership test is met if a company has five or fewer shareholders that own more than 50% of the company, which is applicable to Daxor. The income test is met if PHC income items such as dividends, interest and rents exceed 60% of adjusted ordinary gross income. Adjusted ordinary income is defined as all items of income except capital gains. For the six months ended June 30, 2021, more than 60% of Daxor’s adjusted gross income came from items defined as PHC income.

Determining the PHC tax liability requires computing Daxor’s “undistributed PHC income” and taxing such PHC income at the statutory rate of 20%. Undistributed PHC income is current year taxable income of the Company, exclusive of the net operating loss carry forward deduction that is allowed for regular tax purposes. The Company incurred no liability for PHC for the year ended June 30, 2021 due to the net operating losses applied to realized gains incurred during the year.

Computed expected provision at statutory rates	(21.0)%
State taxes	17.1%
Dividend received deduction and other items	3.9%

Effective income tax (benefit) rate	0.0%

6. Deferred Income Taxes

Deferred income taxes result from differences in the recognition of gains and losses on marketable securities; stock options, as well as from carry forwards of the Company’s net operating losses of approximately $23,217,028 at June 30, 2021, and tax credits of approximately $1,126,000 for tax purposes. At June 30, 2021 the aggregate cost of investments for federal income tax purposes was $5,119738.

19

Daxor Corporation

Notes to Financial Statements

June 30, 2021 (Unaudited)

6. Deferred Income Taxes - (continued)

The significant components of deferred tax assets and liabilities are reflected in the following table:

Unrealized gains on investments in securities	$(1,218,871)
Unrealized losses on short positions	17,562
Unrealized gain on investment in operating division	(1,342,398)
Net operating loss-carry forward	6,784,575
Net capital loss carry forward	(23,948)
Business tax credits carried forward	1,126,208
Others	41,300
Deferred Income Tax Available for use	5,384,428
Valuation allowance	(5,384,428)
Net Deferred Tax Asset	$-

Realization of deferred tax assets is dependent on future earnings. Due to the uncertainty of the realization of its net deferred tax assets, the Company has provided a valuation allowance. In assessing the potential to realize the deferred tax asset, management considers whether it is more likely than not that some or perhaps all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which these temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making their assessment. The Company recorded a valuation allowance of $5,384,428 at June 30, 2021. The valuation allowance increased $326,233 from December 31, 2020. If the Company becomes profitable before the expiration of the loss carry forwards, it would have the ability to utilize them in order to offset any taxable income.

7. Investment and Market Risk Factors

The Company enters into investments in securities, call and put options and securities borrowed and/or financial instruments that may have off balance sheet risks, where the potential loss due to changes in the market (market risk), failure of counterparty to perform on the transaction risk (credit risk) and other risk elements, such as interest rate risk, exceeds the value and/or obligations of such financial instruments. It is the Company’s general policy to mitigate such risks by transacting with established counterparties. The Company transacts with and custodies investment assets at UBS Financial Services, Inc. (“Broker”).

The Company’s investments in securities arise from investments in long common and preferred stocks, selling common stocks short and transacting in put and call (naked and covered) options. These investments are subject to equity risks of increases and decreases in market exchange prices such as on the Nasdaq.

20

Daxor Corporation

Notes to Financial Statements

June 30, 2021 (Unaudited)

7. Investment and Market Risk Factors - (continued)

The Company is subject to certain inherent risks arising from its investing activities of selling securities short and writing put and call options. Selling securities short creates an obligation to purchase the securities at an unknown future date, subject to the Company’s discretion, at the then prevailing future market prices. Securities borrowed create the risk that the ultimate obligation may exceed the liability reflected in these financial statements.

The Company collects premiums and the opportunity to create option premium income when writing put and call options if the options expire out-of-the-money. Writing put and call options gives the option buyer the right to exercise the option against the option writer. Writing put options obligates the writer to purchase the stock at the strike price if the stocks’ current market price is below the strike price prior to expiration of the put option. The potential loss in writing a put option is the strike price less the premium collected if the stock price falls to zero. Writing call options obligates the writer to sell the stock at the strike price if the stock’s current market price is greater than the strike price prior to expiration of the call option. The potential loss in writing a naked call option is unlimited as the rise of a stock price is unlimited. The potential loss in writing a covered call is limited to the strike price less the cost of the underlying security the Company holds in the portfolio. The Company endeavors to write covered calls but may also write naked calls.

Cash receivable from broker and margin loans payable reflect accounts with the Company’s Broker. Due from broker represents amounts receivable from brokers that are available for investing but have not been invested. Margin loan payable represents obligations to the Broker for leveraging investments in securities. Investments in securities are collateral for the margin loan payable. The Company does not have the right of setoff nor netting agreements between brokers.

The Company’s investments may be subject to changes in interest rates as they may affect equity and option markets. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

The Company is subject to volatility risk which refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Legal, tax and regulatory changes continue to occur in the United States and globally, additionally, regulatory environments, as a whole, continue to evolve and change. The effect of any future legal, tax and/or regulatory changes are unknown and could be substantial and adverse.

8. Related Party Transactions

The Company reported $31,827 of portfolio administrative expenses which is included in investment administrative charges on the Statement of Operations for six months ended June 30, 2021. These charges represent a portion of the payroll and related expenses of two (2) employees of the Operating Division for services performed for the Company.

21

Daxor Corporation

Notes to Financial Statements

June 30, 2021 (Unaudited)

9. Margin Loan and Paycheck Protection Program (“PPP”) Loan

The Company has total margin loan payable at June 30, 2021 of $1,515,707. This loan is secured by the Company’s investments in marketable securities. The interest expense on the margin loans for the six months ended June 30, 2021 was $4,813. The ability of the Company to incur margin debt at any given time is based on the current amount outstanding and the market value of the portfolio of marketable securities. There are no set repayment terms for the Company’s margin loan.

The following table summarizes the margin loan activity for the six months ended June 30, 2021:

Balance at 06/30/21	Interest rate at 06/30/21	Maximum amount outstanding during the six month period	Average amount outstanding during the six month period	Weighted average interest rate during the six month period
$1,515,707	1.200%	$1,550,058	$810,553	1.208%

In April 2020 the Operating Division of the Company applied for and received $290,102 under the 2020 Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”). The loan was accounted for as a liability of the Operating Division and was part of the value of the Operating Division at December 31, 2020. The Operating Division Company applied for forgiveness of the PPP loan in 2020. Forgiveness of the loan was approved on January 4, 2021 by the Small Business Administration (“SBA”) and the Operating Division recorded the gain in January 2021.

10. Capital Stock

At June 30, 2021, there were 10,000,000 shares of $0.01 par value capital stock authorized. The paid in capital of $11,804,921 at June 30, 2021 consists of the following amounts:

Additional Paid in Capital in excess of par value of common stock	$11,751,755
Common Stock	53,166
Total Paid in Capital	$11,804,921

11. Treasury Stock

The Company’s Board of Directors from time to time has authorized the repurchase of shares of the Company’s common stock in the open market usually as funds are available and if the stock is trading at a price which management feels is undervalued. The Company did not repurchase any shares of the Company during the six month period ended June 30, 2021.

Treasury stock at June 30, 2021:

Treasury Stock at repurchase price	$10,623,003
Treasury Stock shares	1,282,653

12. Dividends

In 2008, management instituted a policy of paying dividends when funds are available. The Company did not declare a dividend for six month period ended June 30, 2021.

22

Daxor Corporation

Notes to Financial Statements

June 30, 2021 (Unaudited)

13. Stock Options

In June 2019, the Board of Directors of the Company approved the Daxor Corporation 2020 Incentive Compensation Plan (the “2020 Plan”). In April 2020 the Company received exemptive relief from the Securities & Exchange Commission (“SEC”) and The 2020 Plan was given approval to become operational effective in April, 2020. The 2020 Plan was approved by shareholders of the Company on June 25, 2020. In addition to Stock Options, awards under the 2020 Plan can consist of Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Deferred Stock Units, Cash Awards and Bonus Stock (collectively, “Stock Awards”). The 2020 Plan is an effort to provide incentive to employees, officers, agents, consultants, and independent contractors through proprietary interest. The Board of Directors acts as the Plan Administrator, and may issue these Stock Awards at its discretion.

The 2020 Plan replaces the 2004 Stock Option Plan.

The maximum number of shares that may be issued under the 2020 Plan is 250,000 or 5% of the Company’s outstanding shares, whichever is greater. Under the provisions of the 2020 Plan, the exercise price of any stock options issued is a minimum of 100% of the closing market price of the Company’s stock on the grant date of the option. Previously, the Company issued options to various employees under the previous 2004 Stock Option Plan and the Stock Option Plan that was also administered by the Board of Directors. All issuances have varying vesting and expiration timelines. As of June 30, 2021, the 2020 Plan had 189,047 options outstanding and 95,794 were exercisable. The 2004 Stock Option Plan had 172,566 options outstanding and 172,566 were exercisable. The Company has not granted options under the 2004 Stock Option Plan since August 2018. The 2004 Stock Option Plan ceased operation upon approval of the 2020 Plan, although stock options that were awarded under the 2004 Plan that have not expired are still eligible to be exercised.

At June 30, 2021, there was $891,225 of unvested stock-based compensation expense to recognize. The Company recognized $366,765 of stock-based compensation expense, which is included in investment administrative charges in the Statement of Operations for the six month period ended June 30, 2021. There was no aggregate intrinsic value at June 30, 2021 as the closing price of the Company’s stock was lower than the average exercise price of the underlying options. The intrinsic value is calculated based on the difference between the closing market price of the Company’s common stock and the exercise price of the underlying options.

To calculate the option-based compensation, the Company used the Black-Scholes option-pricing model. The Company’s determination of fair value of option-based awards on the date of grant using the Black-Scholes model is affected by the Company’s stock price as well as assumptions regarding a number of subjective variables. These variables include, but are not limited to, the Company’s expected stock price volatility over the term of the awards, risk-free interest rate, and the expected life of the options. The risk-free interest rate is based on a treasury instrument whose term is consistent with the expected life of the stock options. The expected volatility, holding period, and forfeitures of options are based on historical experience.

For the six month period ended June 30, 2021, 18,518 stock options were granted to employees, Directors and outside consultants from the 2020 Plan with a weighted average exercise price of $11.46. The stock options granted during the six month period ended June 30, 2021 from the 2020 Plan are still outstanding and 95,794 stock options have vested as of June 30, 2021.

The fair values of stock options granted in the six month period ended June 30, 2021 were estimated using the Black-Scholes option-pricing model with the following assumptions for the six month ended June 30, 2021.

2021
Risk free rate	0.07%
Expected life (in years)	4.29
Expected volatility	66.88%
Dividend yield	0.00%

Weighted Average grant date fair value per share	$11.46

23

Daxor Corporation

Notes to Financial Statements

June 30, 2021 (Unaudited)

13. Stock Options - (continued)

The details of employee option activity for the 2020 Plan for the year ended June 30, 2021 is as follows:

	Number of Shares	Weighted Average Exercise Price
Outstanding and Exercisable, January 1, 2021	170,529	$14.28
Granted	18,518	$11.46
Canceled	-	-
Expired	-	-
Outstanding at June 30, 2021	189,047	$14.00

The following tables summarize information concerning currently outstanding and exercisable options at June 30, 2021:

Range of Exercise Prices	Number Outstanding at June 30, 2021	Weighted Average Remaining Contractual Life at June 30, 2021	Weighted Average Exercise Price at June 30, 2021
$9.17 - $18.95	189,047	3.90 years	$14.00

Range of Exercise Prices	Number Exercisable at June 30, 2021	Weighted Average Exercise Price at June 30, 2021
$9.86 - $17.95	95,794	$14.34

The details of employee option activity for the 2004 Stock Option Plan for the year ended June 30, 2021 is as follows:

	Number of Shares	Weighted Average Exercise Price
Outstanding and Exercisable, January 1, 2021	172,566	$8.60
Granted	-	-
Exercised	-	-
Expired	-	-
Outstanding at June 30, 2021	172,566	$8.60

The following tables summarize information concerning currently outstanding and exercisable options from the 2004 Stock Option Plan at June 30, 2021:

Range of Exercise Prices	Number Outstanding at June 30, 2021	Weighted Average Remaining Contractual Life at June 30, 2021	Weighted Average Exercise Price at June 30, 2021
Below - $9.52	172,566	1.74 years	$8.60

Range of Exercise Prices	Number Exercisable at June 30, 2021	Weighted Average Exercise Price at June 30, 2021
Below - $9.52	172,566	$8.60

24

Daxor Corporation

Notes to Financial Statements

June 30, 2021 (Unaudited)

The following table summarizes information about restricted stock transactions:

	Six months ended June 30, 2021	Weighted Average Grant Date Fair Value

Unvested at the beginning of the period	3,651	$13.69
Awards granted	12,354	$10.65
Vested	(1,136)	$14.67
Unvested at the end of period	14,869	$11.09

14. Commitment

On January 20, 2016, the Company signed a lease for 3,112 square feet of office space in New York City, NY which commenced on January 22, 2016 and expired on June 30, 2021. The Company did not renew the lease and has moved its headquarters to its location in Oak Ridge, TN.

There are no future minimum lease payments.

The rent expense is allocated to and reflected in the Operating Division’s results of operations which are not a part of these financial statements. The Company’s Operating Division adopted Accounting Standards Update No. 2016-02, Leases (Topic842), (“ASC 842”) effective January 1, 2019 using the effective date transition method and utilizing the Company’s incremental borrowing rate of 3.3% and did not have a material effect on the operations, financial position and cash flows of its Operating Division. The Operating Division had an initial recognition right of use asset, and corresponding liability of $506,896 adopting ASC 842 on January 1, 2019. As previously discussed, as the lease expired on June 30, 2021 and was not renewed there is no remaining right of use asset or liability at June 30, 2021.

25

Daxor Corporation

Notes to Financial Statements

June 30, 2021 (Unaudited)

15. Registration Statement

The Company has filed a Form N-2 Registration Statement under the Securities Act of 1933, which permits the Company to raise additional equity capital by issuing additional shares of common stock from time to time in varying amounts and by different offering methods, at prices and on terms to be determined by market conditions at the time of offering. During any 12-month period, the aggregate market value of securities the Company may offer may not exceed one third of the aggregate market value of voting and non-voting common equity held by persons who are not affiliates of the Company. The Registration Statement became effective July 16, 2021.

16. Recently Issued Accounting Pronouncements

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”) related to FASB ASC Topic 820 Fair Value Measurement and Disclosures – Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 eliminates, amends, and adds to the fair value measurement disclosure requirements of ASC Topic 820. The amendments are designed to provide more useful information to financial statement users. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019. The Company adopted ASU 2018-13 effective December 31, 2019 and did not have a material effect on the operations, financial position and cash flows of the Company.

17. Coronavirus (COVID-19) Pandemic

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

18. Subsequent Events

As discussed in Note 15, on July 16, 2021 the Company’s Registration statement became effective.

26

Daxor Corporation

Supplemental Data

General

Investment Products Offered

●	Are not FDIC Insured
●	May Lose Value
●	Are Not Bank Guaranteed

The investment return and principal value of an investment in Daxor Corporation will fluctuate in part as the prices of the individual securities in which it invests fluctuate, so that your shares, when sold, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of Daxor and Daxor’s operating business carefully before investing. For a free copy of the Company’s definitive prospectus (when available), which contains this and other information, call the Company at 212- 330-8500.

This shareholder report must be preceded or accompanied by the Company’s prospectus for individuals who are not current shareholders of the Company.

Voting Proxies on Portfolio Securities

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and the Company’s proxy voting record for the 12-month period ended June 30, 2020 are available (i) without charge, upon request, by calling 1-212-330-8500 and (ii) on the Securities and Exchange Commission’s website: www.sec.gov.

Disclosure of Portfolio Holdings

The SEC has adopted the requirement that all investment companies file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-PORT. The Company’s Form N-PORT for March 31, 2020, and September 30, 2020 reporting portfolio securities held by the Company, are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling 800-SEC-0330.

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Daxor Corporation

Privacy Policy

The Company and Your Personal Privacy-

Daxor Corporation is an investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

What Kind of Non-Public Information do we Collect About you if you Become a Shareholder?

Daxor Corporation does not collect non-public information about our shareholders.

What Information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers of our operating division to anyone, other than our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect Your Personal Information?

We restrict access to non-public personal information about our customers or former customers to the people who need to know that information in order to perform their jobs or provide services to you. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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Daxor Corporation

About the Corporation’s Directors and Officers

The Corporation is governed by a Board of Directors that meets to review investments, performance, expenses and other business matters, and is responsible for protecting the interests of shareholders. The majority of the Corporation’s directors are independent of Daxor Corporation.; the only “inside” directors is an officer and a director of Daxor Corporation. The Board of Directors elects the Corporation’s officers, who are listed in the table. The business address of each director and officer is 109 Meco Lane, Oak Ridge, TN 37830.

		Term of Office	Principal	Number of	Other Directorships Held
	Position(s)	and	Occupation(s)	Portfolios	(during past
Name, Address	Held	Length of Time	During Past Five	Overseen by	five years) by
and Age	with Company	Served	Years	Director	Director
“Noninterested Persons”

James Lombard 109 Meco Lane Oak Ridge, TN 37830 Age: 86	Director	One year term, Director since 1989	Director of Administrative Services Division, New York City Council (Retired).	None	None

Henry D. Cremisi, MD FACP 109 Meco Lane Oak Ridge, TN 37830 Age: 63	Director	One year term, Director since 2020	Medical Director, AstraZeneca, a Pharmaceutical company	None	None

Edward Feuer 109 Meco Lane Oak Ridge, TN 37830 Age: 65	Director	One year term, Director since 2016	Managing Partner, Feuer & Orlando, LLP, an accounting firm	None	None

Joy Goudie, Esq. 109 Meco Lane Oak Ridge, TN 37830 Age: 64	Director	One year term, Director since 2020	Registered Patent Attorney	None	None

		Term of Office	Principal	Number of	Other Directorships Held
	Position(s)	and	Occupation(s)	Portfolios	(during past
Name, Address	Held	Length of Time	During Past Five	Overseen by	five years) by
and Age	with Company	Served	Years	Director	Director
“Interested Persons”

Michael Feldschuh 109 Meco Lane Oak Ridge, TN 37830 Age: 51	Director	One year term, Director since 2013	Executive Vice President Chairman, President, CEO	One	None

Jonathan Feldschuh 109 Meco Lane Oak Ridge, TN 37830 Age 56	Director	One year term, Director since 2017	Chief Scientific Officer	None	None

The Daxor’s Statement of Additional Information includes additional information about the Directors and is available free of charge, upon request, by calling toll-free at 212-330-8500.

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Daxor Corporation

June 30, 2021

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions for the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is available on the Company’s website at http://www.daxor.com/wp-content/uploads/2014/10/DAXOR-CORPORATION-CODE-OF-ETHICS.pdf

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. Edward Feuer is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for professional services rendered by WithumSmith+Brown, PC (“Withum”), the registrant’s independent registered public accounting firm, for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2020 and December 31, 2019 were $82,146 and $81,500, respectively.

(b) Audit-Related Fees. The aggregate fees billed for assurance and related services by Withum that are reasonably related to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item 4 in the fiscal years ended December 31, 2020 and December 31, 2019 were $3,947 and $8,000, respectively. These fees include audit-related services in connection with the registrant’s “at the market” common stock issuance program and the filing of its shelf registration statements during the period. The Adviser or its affiliates have paid all audit-related fees of the registrant prior to or in connection with the registrant’s initial offering of common stock.

(c) Tax Fees. The aggregate fees billed for professional services by Withum for tax compliance, tax advice and tax planning in the fiscal years ended December 31, 2020 and December 31, 2019 were $-0-and $23,691, respectively. These fees were in connection with the preparation of the registrant’s corporate and state tax returns as well as related tax advice.

(d) All Other Fees. The aggregate fees billed for all other services not listed in (a) through (c) above by Withum in the fiscal years ended December 31, 2020 and December 31, 2019 were $0 and $0, respectively.

(e) (1) The registrant’s Audit Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the registrant’s independent registered public accounting firm. Under the policies, on an annual basis, the registrant’s Audit Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the registrant.

In addition, the registrant’s Audit Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant (together, the “Service Affiliates”), provided, in each case, that the engagement relates directly to the operations and financial reporting of the registrant. Although the Audit Committee does not pre-approve all services provided by the independent registered public accounting firm to Service Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the registrant), the Audit Committee receives an annual report showing the aggregate fees paid by Service Affiliates for such services.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee. The members are: Edward Feuer, James A. Lombard and Joy S. Goudie, Esq.

ITEM 6. SCHEDULE OF INVESTMENTS

Included herein under Item 1.

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Daxor Corporation

June 30, 2021

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Daxor Corporation is involved in many matters of corporate governance through the proxy voting process. We exercise our voting responsibilities with the primary goal of maximizing the long term value of our investments. Our consideration of proxy issues is focused on the investment implications of each proposal.

Our management evaluates and votes each proxy ballot that we receive. We do not use a proxy voting service. We recognize that a company’s management is entrusted with the day to day operations of the company, as well as long term strategic planning, subject to the oversight of the company’s board of directors. Our guidelines are based on the belief that a company’s shareholders have a responsibility to evaluate company performance and to exercise the rights and duties pertaining to ownership.

Due to the nature of our business and our size, it is unlikely that conflicts will arise in our voting of proxies of public companies. We do not engage in investment banking nor we do we have private advisory clients. In the highly unlikely event that a conflict of interest does arise on a proxy voting issue, we will defer that vote to our independent directors.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Daxor does not have an outside portfolio manager. The Chief Executive Officer of the Company, Michael Feldschuh, manages Daxor’s portfolio.

Name, address and age	Position held with Company	Term of Office and Length of time served	Principal Occupation During past Five years	Number of Portfolio overseen by director	Other Directorship Held (during past five years) by Director
Michael Feldschuh 109 Meco Lane Oak Ridge, TN 37830	Director	One year term, Director since 2013	Executive Vice President Chairman, President, CEO	One	None

Age: 51

Michael Feldschuh has been president of Daxor since 2017. He earned his bachelor’s degree in Pre-Med studies at Columbia College, Columbia University in 1991. Prior to joining Daxor’s executive team in December of 2014 as Executive Vice President, he served as a member of the board of directors for one and a half years prior. Mr. Feldschuh headed his own hedge fund, Aristarc Capital, from 2009 to 2013 specializing in quantitative equity strategies. Prior to founding his own fund, Mr. Feldschuh was a Managing Director at Morgan Stanley Investment Management from 2005 to 2009 and also served as a Managing Director and Portfolio Manager at Millennium Partners in New York from 1997-2005. Mr. Feldschuh was a proprietary trader for Morgan Stanley & Co. from 1994-1997. Mr. Feldschuh began his career at D.E. Shaw & Co. in New York, where he worked with Jeffery Bezos prior to Mr. Bezos’ founding of Amazon.

The compensation paid to Mr. Feldschuh is set forth in the following table.

		Pension or		Compensation
	Aggregate	Benefits Accrues		Fund Complex
	Compensation	as Part of Company	Annual Benefits	Paid
Name	From Company	Expenses	Upon Retirement	to Director
Michael Feldschuh	$100,000	None	None	$100,000

Mr. Feldschuh has deliberately elected to draw a salary that is well below what the company believes is the market rate for someone with his responsibilities and qualifications. It is the belief of the Board of Directors that annual compensation of two or three times what he is currently earning could easily be justified. The decision to keep his annual compensation at well below market rate has been made as part of an effort to preserve capital in light of the company’s ongoing losses from operations.

The following table sets forth the share ownership of Mr. Feldschuh (the dollar range of equity securities in Daxor beneficially owned by Mr. Feldschuh was over $1,000,000).

	Number of Shares	Percent of
	Beneficially	Common
Name of Beneficial Owner	Owned	Stock
Michael Feldschuh, President and Director*	216,539	5.4%

*Includes 158,206 shares of common stock and 58,333 shares of common stock issuable upon the exercise of options issued under the company’s 2020 Incentive Compensation Plan and the 2004 Stock Option Plan. We ceased issuing options under the 2004 Option Plan. On April 24, 2020, we received an exemptive order that permits us to adopt an incentive compensation plan, and shareholders approved our incentive compensation plan at our 2020 annual meeting.

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ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Company’s Board of Directors.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) within 90 days of this report. Deficiencies in the registrant’s disclosure controls and procedures were not adequately designed and operating effectively to ensure that information required to be disclosed by the registrant in the reports it files or submits under the 1940 Act and Securities Exchange Act of 1934 was recorded, processed, summarized and reported in a timely fashion within the time periods specified in the Securities and Exchange Commission’s rules and forms. Management has taken corrective steps to resolve these matters so that future reporting may take place within the specified time frame of the 1940 Act.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting other than the above mentioned corrective steps to improve the timeliness of financial reports as required under the 1940 Act.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Daxor did not lend out portfolio securities.

ITEM 13. EXHIBITS.

(a)(2) A separate certification for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Daxor Corporation

By (Signature and Title)     /s/ Michael Feldschuh

Michael Feldschuh

President and Chief Executive Officer (Principal Executive Officer)

Date: August 30, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)     /s/ Michael Feldschuh

Michael Feldschuh

President and Chief Executive Officer (Principal Executive Officer)

Date: August 30, 2021

By (Signature and Title)     /s/ Robert J. Michel

Robert J. Michel

Chief Financial Officer and Chief Compliance Officer (Principal Financial Officer)

Date: August 30, 2021